                                                                     Exibit 10.5

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES  PURCHASE  AGREEMENT (this  "AGREEMENT") is made as of this
5th day of  January,  2006,  by and among  Marco  Hi-Tec  JV,  Ltd.,  a New York corporation (the "COMPANY"),  and the investors set forth on SCHEDULE A attached hereto (each an "INVESTOR" and, collectively, the "INVESTORS").

     WHEREAS, the Company desires to issue and sell, and the Investors desire to purchase  shares of the Company's  common stock,  $0.01 par value per share (the
"COMMON STOCK).

     NOW, THEREFORE,  in consideration of the premises and the  representations, warranties,  covenants  and  agreements  herein  contained,  the parties  hereto intending to be legally bound, hereby agree as follows:

     1.   PURCHASE AND SALE OF SECURITIES.

          1.1  SALE AND ISSUANCE OF SECURITIES.

               (a) Subject to the terms and conditions of this  Agreement,  each
Investor  severally  agrees to purchase,  and the Company agrees to sell to each
Investor  shares of Company  Common  Stock as follows,  such number of shares of
Common Stock that upon any future mergers or reorganizations  the purchase price shall not exceed $1.50 per share.

          1.2  CLOSING.  The  purchase  and sale of shares of Common  Stock (the
"SECURITIES")  shall take place at such time and at such place as the  Investors and the Company mutually agree (the "CLOSING").  At the Closing, (a) the Company shall deliver to each of the Investors a certificate  representing the number of shares of Common Stock such Investor is purchasing  against (b) receipt of (i) a check  subject to  collection  or a wire  transfer of the  purchase  price to an account designated by the Company.

     2.   REPRESENTATIONS  AND  WARRANTIES  OF THE COMPANY.  The Company  hereby represents  and warrants,  as of the date hereof to the Investors  that,  except where indicated on the Schedule of Exceptions  attached hereto as SCHEDULE B and furnished to the Investors,  which Schedule of Exceptions  shall be deemed to be representations and warranties as if made hereunder:

          2.1  ORGANIZATION, GOOD STANDING, QUALIFICATION AND CORPORATE POWER.

               (a) The Company and its subsidiaries are either (i) limited  liability companies or corporations  duly organized and validly existing under the laws of their  respective  jurisdictions  of formation,  and that each has the requisite power and authority to carry on its business as now conducted and as proposed to be  conducted.  The  Company  and its  subsidiaries  are  qualified  to transact business and are in good standing as foreign  corporations in each  jurisdiction where they are required to so qualify,  except for such jurisdictions  where the failure to so qualify would not have a Material  Adverse Effect (as  hereinafter defined).  True and  accurate  copies  of the  Company's  and its  subsidiaries'
certificate  of  incorporation,  bylaws,  articles  of  organization,  operating agreement,  or such other  constitutive  documents,  as the case may be, each as amended and in effect on and as of the Closing (the "ORGANIZATIONAL DOCUMENTS"),
were delivered to the Investors.

               (b) The Company has all requisite  legal and  corporate  power to execute and deliver this  Agreement  and each of the other Basic  Documents  (as hereinafter  defined),  and to issue and sell the Securities  hereunder,  and to carry out and perform its obligations  under the terms of this Agreement and the other Basic Documents.

          2.2  SUBSIDIARIES. Except as set forth on SCHEDULE B, the Company does not presently own or control, directly or indirectly, any equity interest in any other corporation,  partnership, limited liability company, association or other business entity.

          2.3  AUTHORIZATION.  The Basic  Documents  have been duly  authorized, executed  and  delivered  by the Company  and  constitute  the legal,  valid and binding  obligations  of the  Company,  enforceable  in  accordance  with  their
respective   terms,   subject   to  (a)   applicable   bankruptcy,   insolvency,
reorganization  and  moratorium  laws,  (b) other  laws of  general  application affecting the enforcement of creditors' rights generally and general  principles of equity, (c) the discretion of the court before which any proceeding  therefor may be  brought,  and (d) as rights to  indemnity  may be  limited by federal or state securities laws or by public policy.

          2.4  VALID ISSUANCE OF COMMON STOCK.

               (a) The issuance,  sale and delivery of the Securities  hereunder have been duly  authorized by all required  corporate  action on the part of the
Company,  and when issued,  sold,  and  delivered in  accordance  with the terms hereof for the consideration  expressed herein, will be duly and validly issued, fully paid and non-assessable.  The Securities issued hereunder will be free and clear from any liens or  encumbrances  other than those  created  by, or imposed upon,  the  holders  thereof  through  no  action  of the  Company,  other  than restrictions  on  transfer  under  state  and/or  federal  securities  laws  and restrictions set forth in the Basic  Documents.  Issuance of the Securities will be free of statutory preemptive rights.

          2.5  GOVERNMENTAL  CONSENTS.  Except  for  the  filing  of any  notice subsequent to the Closing that may be required under  applicable  federal and/or state securities laws (which,  if required,  shall be filed on a timely basis as may be so required),  no consent,  approval or authorization  of, or declaration to, or filing  with,  any  Person  (as  hereinafter  defined)  (governmental  or private)  is  required  for the valid  authorization,  execution,  delivery  and
performance   by  the  Company  of  the  Basic   Documents   or  for  the  valid
authorization, designation, issuance, sale and delivery of the Securities.

          2.6  LITIGATION.

               (a)  There  is no  action,  suit,  proceeding,  or  investigation pending or to the Company's knowledge  currently  threatened against the Company or any  subsidiary  (nor, to the Company's  knowledge,  is there any  reasonable basis  therefor)  which  questions the validity or  enforceability  of the Basic
Documents  or the right of the  Company  to enter  into such  agreements,  or to consummate the transactions  contemplated thereby, or which might result, either individually or in the aggregate, in a Material Adverse Effect.

               (b) The  Company is not a party or subject to the  provisions  of any order,  writ,  injunction,  judgment,  or decree of any court or  government agency or instrumentality.

               (c) There is no action, suit,  proceeding or investigation by the
Company currently pending or which the Company intends to initiate.

          2.7  PATENTS AND  TRADEMARKS.  The Company and its  subsidiaries  have sufficient title and ownership of all patents, trademarks,  service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes necessary,  or applicable,  for their  business as now conducted  (collectively,
"INTELLECTUAL PROPERTY RIGHTS") without any conflict with or infringement of the rights of others. There are no outstanding options,  licenses,  or agreements of any kind relating to the Company's or its  subsidiaries'  Intellectual  Property
Rights, nor is the Company or any subsidiary bound by or a party to any options, licenses,  or  agreements  of any kind with respect to the patents,  trademarks, service marks, trade names, copyrights,  trade secrets,  licenses,  information, proprietary  rights,  and  processes of any other  Person,  except the so-called
"execute by opening"  software license  agreements.  Neither the Company nor its subsidiaries have received any  communications or claims alleging,  nor does the
Company  have  reason to believe  that the  Company  or ant of its  subsidiaries violated or, by conducting its business as proposed,  would violate,  any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware of any  violations or  infringement  by a third party of any of the
Company's or its subsidiaries' Intellectual Property Rights.

          2.8  COMPLIANCE  WITH  OTHER  INSTRUMENTS.   The  Company  is  not  in
violation or default of any provisions of its Organizational Documents or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it or any of its  assets  may be bound  or,  to its  knowledge,  of any provision of federal or state statute,  rule or regulation,  license,  or permit applicable to the Company. The execution, delivery, and performance of the Basic
Documents and the consummation of the transactions contemplated thereby will not result in any such  violation  or be in  conflict  with or  constitute,  with or without  the  passage of time and giving of notice,  either a default  under any such provision,  instrument,  judgment,  order,  writ, decree, or contract or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or trigger any  anti-dilution  provisions,  provisions for the right to purchase stock, or preemptive rights in any agreements to which the
Company is a party.  The Company does not have any knowledge of any  termination or material  breach or anticipated  termination or material  breach by the other parties to any  material  contract  or  commitment  to which it is a party or to which any of its assets is subject.

          2.9  TITLE TO PROPERTY  AND ASSETS.  The Company and its  subsidiaries have good and  marketable  title to their  property and assets free and clear of all mortgages,  liens,  loans, and  encumbrances,  except such  encumbrances and liens  which arise in the  ordinary  course of  business  and do not  materially impair the Company's or its  subsidiaries'  ownership or use of such property or assets.  With respect to the property and assets they lease, the Company and its subsidiaries are in compliance in all material respects with such leases and, to the  Company's  knowledge,  hold valid  leasehold  interests  free of any liens, claims, or encumbrances. All of the Company's and its subsidiaries' property and assets are, in all material  respects,  in good operating and usable  condition, subject to normal wear and tear.

          2.10 LABOR AGREEMENTS AND ACTIONS; EMPLOYEE BENEFITS; ERISA.

               (a)  Neither the  Company  nor its  subsidiaries  are bound by or subject to (and none of their assets or  properties  are bound by or subject to)
any written or oral, express or implied,  contract,  commitment,  or arrangement with any labor union,  and no labor union has  requested or, to the knowledge of the Company, has sought to represent any of the employees,  representatives,  or agents of the  Company or its  subsidiaries.  There is no strike or other  labor dispute  involving the Company or any of its  subsidiaries  pending,  or, to the knowledge  of the  Company,  threatened,  which  could have a  Material  Adverse
Effect,  nor is the Company aware of any labor  organization  activity involving its or its  subsidiaries'  employees.  To its  knowledge,  the  Company  and its subsidiaries  have complied in all material  respects with all applicable  state and federal equal opportunity and other laws related to employment.  The Company has not received  written  notice that any employee of the Company or any of its subsidiaries is in violation of any judgment,  decree,  or order, or any term of any  employment  contract,  patent  disclosure  agreement,  or other contract or agreement  relating to the relationship of any such employee with the Company or any of its  subsidiaries,  or any  other  party  because  of the  nature  of the business  conducted or presently  proposed to be conducted by the Company or its subsidiaries.

               (b) The Company and its  subsidiaries are not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement,  or other employee compensation  agreement.  Neither the Company nor its subsidiaries have any Employee Benefit Plan as defined in the Employee  Retirement Income Security
Act of 1974, as amended.

          2.11 INSURANCE.  The Company and its  subsidiaries  have in full force and effect fire,  casualty,  and  liability  insurance  policies,  with extended coverage, in such amounts and with such coverage as is reasonable and prudent in view of the business and operations of the Company.

          2.12 TAX MATTERS.  The Company and its subsidiaries (i) have filed all tax returns  that are  required to have been filed by them with all  appropriate governmental  agencies  (and all such  returns  are true and  correct and fairly reflect their operations for tax purposes); and (ii) have paid all taxes owed or assessments  by them as  indicated  on such tax  returns  (other  than taxes the validity of which are being contested in good faith by appropriate proceedings).
The assessment of any  additional  taxes for periods for which returns have been filed is not  expected to exceed the  recorded  liability  therefor  and, to the
Company's  knowledge,  there  are no  material  unresolved  questions  or claims concerning the Company's or any subsidiaries'  tax liability.  The Company's and its  subsidiaries'  tax returns have not been  reviewed or audited by any taxing authority. There is no pending dispute with any taxing authority relating to any of said returns which, if determined adversely to the Company or ant subsidiary, would result in the assertion by any taxing authority of any valid deficiency in a material amount for taxes. The Company and its  subsidiaries  have withheld or collected  from each  payment made to their  employees  the amount of all taxes, including,  but not limited to, income taxes, Federal Insurance Contribution Act taxes  and  Federal  Unemployment  Tax Act  taxes  required  to be  withheld  or collected therefrom, and have paid the same to the proper tax receiving officers or authorized depositaries.

          2.13 MINUTE BOOKS.  The minute books of the Company contain a complete and accurate  record in all material  respects of all meetings of directors  and stockholders  since the date of  incorporation of the Company and all actions by written consent.

          2.14 REGULATIONS  G, T AND X.  The  Company  does  not own or have any present  intention  of  acquiring  any "margin  security"  within the meaning of
Regulation  G (12  C.F.R.  Part 207) of the Board of  Governors  of the  Federal
Reserve System (herein  called "margin  security").  None of the proceeds of the
Securities will be used, directly or indirectly,  by the Company for the purpose of  purchasing  or  carrying,  or for the purpose of  reducing  or retiring  any indebtedness  which was  originally  incurred to  purchase or carry,  any margin security  or for any  purpose  which  might  cause  any Basic  Document  and the transactions  contemplated  thereby  to  violate  Regulation  G,  Regulation  T,
Regulation  X, or any other  regulation of the Board of Governors of the Federal
Reserve System.

          2.15 GOVERNMENTAL REGULATION. The Company is not subject to regulation under the  Investment  Company Act of 1940,  or to any United States of America,
state or local statute or regulation limiting its or their ability to incur Debt
(as hereinafter defined).

          2.16 CUSTOMERS AND  SUPPLIERS.  No customer or supplier of the Company or its subsidiaries, the loss of which would have a Material Adverse Effect, has notified the Company of its  intention to terminate  its  relationship  with the
Company or any subsidiary.

          2.17 FINDERS'  FEES.  Except as  disclosed  in SCHEDULE B, there is no investment banker,  broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission  from the Company or any of their  respective  affiliates upon consummation of the transactions contemplated by this Agreement.

          2.18 RELATED PARTY TRANSACTIONS.  No employee, officer, stockholder or director  of the  Company or any  subsidiary  or member of his or her  immediate family is indebted to the Company or any  subsidiary,  nor is the Company or any subsidiary  indebted (or committed to make loans or extend or guarantee  credit)
to any of them, other than (i) for payment of salary for services rendered, (ii)
reimbursement  for reasonable  expenses incurred on behalf of the Company or any of its  subsidiaries,  and (iii)  for  other  standard  employee  benefits  made generally available to all employees. To the Company's knowledge, no employee or officer of the  Company or any of its  subsidiaries  has any direct or  indirect ownership  interest in any firm or corporation  with which the Company or any of its  subsidiaries  is  affiliated  or  with  which  the  Company  or  any of its subsidiaries  has a  business  relationship,  or any  firm or  corporation  that competes  with the Company or any of its  subsidiaries,  except that  employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded  companies that may compete with the Company or any of its  subsidiaries.  To the best of the  Company's  knowledge,  no  officer or
stockholder  or  any  member  of  their  immediate   families  is,  directly  or
indirectly,  interested in any material  contract with the Company or any of its subsidiaries (other than such contracts as relate to any such person's ownership of capital stock or other  securities of the Company or any of its  subsidiaries and other than employment agreements).

          2.19 OFFERINg.   Subject   to   the   accuracy   of   the   Investors'
representations  in  Section 3  hereof,  the  offer,  sale and  issuance  of the
Securities  to be  issued  in  conformity  with  the  terms  of  this  Agreement constitute  transactions exempt from the registration  requirements of Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT").

     3.   REPRESENTATIONS   AND  WARRANTIES  OF  THE  INVESTOR.   Each  Investor
severally and not jointly hereby  represents and warrants,  only as to each such
Investor and not as to any other Investor, to the Company that:

          3.1  ORGANIZATION  AND  EXISTENCE.  To  the  extent  indicated  on the signature pages hereto,  each Investor is either (i) a limited  partnership duly organized  and  validly  existing  under  the  laws of its  respective  state of formation,  (ii) a limited liability company duly organized and validly existing under the laws of its respective  state of formation,  (iii) a corporation  duly organized  and  validly  existing  under  the  laws of its  respective  state of incorporation  or (iv) an individual.  Each Investor  represents that it was not organized for the purpose of making an investment in the Company.

          3.2  AUTHORIZATION.  The  execution,  delivery and  performance by the
Investor of this  Agreement,  and the Basic Documents to which the Investor is a party, and the  consummation by such Investor of the  transactions  contemplated hereby and  thereby  are within the powers of such  Investor  and have been duly authorized  by all  necessary  individual,  corporate,  partnership  or  limited liability  company action,  as appropriate,  on the part of such Investor.  This
Agreement  and each of the  Basic  Documents  to which the  Investor  is a party constitute,  valid and  binding  agreements  of such  Investor,  enforceable  in accordance with their respective  terms,  subject to (a) applicable  bankruptcy, insolvency,  reorganization  and  moratorium  laws,  (b) other  laws of  general application affecting the enforcement of creditors' rights generally and general principles  of  equity,  (c)  the  discretion  of the  court  before  which  any proceeding  therefor  may be  brought,  and (d) as  rights to  indemnity  may be limited by federal or state securities laws or by public policy.

          3.3  FINDERS'  FEES.  Except as  disclosed  in SCHEDULE B, there is no investment banker,  broker, finder or other intermediary which has been retained by or is  authorized  to act on behalf of the  Investor who might be entitled to any fee or commission from the Investors upon  consummation of the  transactions contemplated by this Agreement and the Basic Documents.

          3.4  PURCHASE ENTIRELY FOR OWN ACCOUNT.  The Securities to be received by the Investor pursuant to the terms hereof will be acquired for investment for such Investor's own account,  not as a nominee or agent,  and not with a view to the resale or  distribution  of any part  thereof.  The  Investor has no present intention of selling,  granting any participation in, or otherwise  distributing the  Securities  acquired  by  the  Investor.  The  Investor  has  no  contract, undertaking,  agreement or arrangement  with any Person to sell or transfer,  or grant any  participation to such Person or to any third Person,  with respect to any Securities to be acquired by the Investor.

          3.5  INVESTOR ADDRESS, ACCESS TO INFORMATION, EXPERIENCE, ETC.

               (a)  The  address  set  forth  on the  signature  pages  of  this
Agreement is such  Investor's true and correct  business,  residence or domicile address. The Investor has received and read and is familiar with this Agreement.
The Investor has had an opportunity to ask questions of and receive answers from representatives  of the  Company  concerning  the terms and  conditions  of this investment.  The Investor has  substantial  experience in evaluating  non-liquid investments  such as the  Securities and is capable of evaluating the merits and risks of an investment in the Company. The Investor is an "accredited  investor"

as that term is defined in Rule 501(c) of  Regulation  D  promulgated  under the
Securities Act.

               (b) The  Investor  has  been  furnished  access  to the  business records of the Company and such  additional  information  and  documents as such
Investor has requested and has been afforded an opportunity to ask questions of, and receive answers from,  representatives  of the Company  concerning the terms and conditions of this Agreement, the purchase of the Securities,  the business, operations, market potential, capitalization,  financial condition and prospects of the Company, and all other matters deemed relevant to such Investor.

               (c) The Investor  acknowledges  that it has had an opportunity to evaluate all  information  regarding  the Company as it has deemed  necessary or desirable in connection  with the  transactions  contemplated by this Agreement, has independently evaluated the transactions  contemplated by this Agreement and has reached its own decision to enter into this Agreement.

          3.6  RESTRICTED   SECURITIES.   The  Investor   understands  that  the
Securities to be acquired by such Investor  have not been  registered  under the
Securities Act or the laws of any state and may not be sold or  transferred,  or otherwise  disposed  of,  without  registration  under  the  Securities  Act and applicable state securities laws, or pursuant to an exemption therefrom.  In the absence of an effective  registration  statement  covering the  Securities to be acquired by the  Investor,  the  Investor  will sell or  transfer,  or otherwise dispose  of, the  Securities  to be acquired  by the  Investor  only in a manner consistent with its  representations  and agreements set forth herein, the terms and conditions set forth in the Basic  Documents and any applicable  federal and state securities laws.

     4.   CONDITIONS OF EACH INVESTOR'S  OBLIGATIONS AT CLOSING. The obligations of each  Investor to purchase  the  Securities  pursuant to this  Agreement  are subject to the  fulfillment  on or before the  Closing of each of the  following conditions,  the waiver of which shall not be  effective  against  any  Investor unless the Investor has consented in writing thereto:

          4.1  REPRESENTATIONS  OF  THIS  AGREEMENT.   The  representations  and
warranties  of the Company  contained  in Section 2 shall be true and correct on and as of the  date  of  the  Closing  with  the  same  effect  as  though  such representations  and  warranties  had  been  made  on and as of the  date of the
Closing.

          4.2  PERFORMANCE.  The Company shall have  performed and complied with all  agreements,  obligations,  and conditions  contained in the Basic Documents that are  required  to be  performed  or  complied  with by it on or before  the
Closing.

          4.3  CONSENTS AND WAIVERS. The Company shall have obtained any and all
consents  and  waivers   necessary  or  appropriate  for   consummation  of  the
transactions contemplated by the Basic Documents.

          4.4  STOCK  CERTIFICATES.  Each  Investor  shall have received a stock certificate  dated the date of the  Closing  for the  number of shares of Common
Stock,  respectively,  set forth  opposite  such  Investor's  name on SCHEDULE A hereto.

          4.5  INTENTIONALLY OMITTED.

          4.6  INFORMATION.  The  Investors  shall have received and reviewed to their  reasonable  satisfaction  all  information  reasonably  requested  by the
Investors  relating to the business of the Company,  including all  operational, financial, legal, technological and other areas.

          4.7  ORGANIZATIONAL  DOCUMENTS.  The  Organizational  Documents of the
Company then in effect shall be reasonably satisfactory to the Investors.

          4.8  ALL  PROCEEDINGS  TO BE  SATISFACTORY.  All  corporate  and other proceedings  to be taken by the  Company  in  connection  with the  transactions contemplated by the Basic Documents and all documents  incident thereto shall be reasonably  satisfactory  in  form  and  substance  to the  Investors,  and  the
Investors and their counsel shall have received all such  counterpart  originals or certified or other copies of such documents as they reasonably may request.

     5.   DEFINITIONS.  All capitalized  terms used in this Agreement shall have the meanings assigned to them elsewhere in this Agreement or as specified below:

     "ACCOMMODATION OBLIGATION" shall mean, as applied to any Person and without duplication of amounts,  any obligation of such Person  guaranteeing or intended to guarantee (whether guaranteed,  endorsed,  co-made,  discounted, or sold with recourse to such Person) any indebtedness, lease, dividend, letter of credit, or other  obligations  ("primary  obligation")  of any Person in any manner whether directly or indirectly,  including any obligation of such Person or on behalf of any other person (irrespective of whether contingent), or to otherwise assure or hold  harmless  the owner of such  primary  obligation  against  loss in respect thereof.  The amount of any  Accommodation  Obligation  shall be deemed to be an amount equal to the maximum  amount of a Person's  liability with respect to the stated  or  determinable  amount  of  the  primary  obligation  for  which  such
Accommodation Obligation is incurred.

     "BASIC  DOCUMENT"  shall mean each of this  Agreement,  the  Organizational
Documents, each as at any time amended and in effect from time to time.

     "CAPITALIZED  LEASE" shall mean any lease of an asset by the Company or any subsidiary  as lessee which would,  in  conformity  with GAAP, be required to be accounted  for as a capital  lease on the  balance  sheet of the Company or such subsidiary.

     "CAPITALIZED  LEASE  OBLIGATIONS"  shall mean the aggregate amount which in accordance  with GAAP is required  to be reported as a liability  on the balance sheet of the Company or any subsidiary at such time in respect of its respective interest as lessee under a Capitalized Lease.

     "DEBT" shall mean, with respect to any Person, without duplication: (a) all obligations  of such Person for  borrowed  money;  (b) all  obligations  of such
Person evidenced by bonds, debentures,  notes, or other similar instruments; (c)
all  obligations  of such  Person in  respect  of  letters  of  credit,  bankers acceptances,  interest  rate  swaps  or  other  financial  products  or  similar instruments (including reimbursement with respect thereto),  except such as have been issued to secure  payment of trade  payables;  (d) all  obligations of such
Person to pay the deferred purchase price of property or services,  except trade payables;  (e)  all  Capitalized  Lease  Obligations  of  such  Person;  (f) all obligations  or  liabilities  of others  secured by a lien on any asset owned by such  Person,  whether or not such  obligation  or  liability is assumed by such
Person; and (g) all Accommodation Obligations of such Person.

     "GAAP" shall mean generally  accepted  accounting  principles  that are (i)
consistent  with  the  principles   promulgated  or  adopted  by  the  Financial
Accounting  Standards  Board  and  its  predecessors,  (ii)  applied  on a basis consistent  with prior periods  (except for changes in the  application  of such principles  that have been approved by the Company's  Board of  Directors),  and
(iii) such that,  insofar as the use of accounting  principles  is pertinent,  a certified public accountant could deliver an unqualified opinion with respect to financial  statements  in which  such  principles  have been  properly  applied, subject, however, to the absence of footnotes.

     "MATERIAL  ADVERSE  EFFECT"  shall  mean a material  adverse  effect on the
assets,  condition  (financial  or  otherwise),   affairs,  earnings,  business,
operations  or prospects of the Company and it  subsidiaries  on a  consolidated basis.

     "PERSON"  shall  mean  an  individual,  partnership,  corporation,  limited liability company,  business trust, joint stock company,  trust,  unincorporated association,  joint venture,  governmental authority or other entity of whatever nature, including, as appropriate, the Company or any subsidiary thereof.

     6.   MISCELLANEOUS.

          6.1   SURVIVAL  OF  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.  The
representations,  warranties  and  covenants  of the Company  and the  Investors contained in or made pursuant to this Agreement  shall survive the execution and delivery  of this  Agreement  and the Closing and shall in no way be affected by any  investigation  of the subject  matter  thereof  made by or on behalf of the
Investors or the Company.

          6.2   SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and  conditions  of this  Agreement  shall  inure to the benefit of and be binding upon the  respective  successors  and  permitted  assigns of the parties
(including permitted  transferees of any Securities sold hereunder).  Nothing in this Agreement,  express or implied,  is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights,  remedies,  obligations,  or  liabilities  under  or by  reason  of this
Agreement,  except as expressly provided in this Agreement.  The Company may not assign or  transfer  any of its rights  under this  Agreement  without the prior written  consent of the Investors.  The Investors (or  subsequent  holder of any
Securities)  may not assign or transfer any of its rights  under this  Agreement without the prior written consent of the Company;  PROVIDED,  HOWEVER, that each such permitted transferee or assignee shall be bound by the terms and conditions of this Agreement and the other applicable Basic Documents pursuant to a written instrument signed by such permitted  transferee  reasonably  satisfactory to the
Company.

          6.3  GOVERNING LAW. This Agreement and the other Basic Documents shall be governed by,  construed,  applied and enforced in accordance with the laws of the State of New York,  including the Uniform  Commercial  Code,  except that no

                                       10

doctrine  of choice of law shall be used to apply any law other than that of New
York, and no defense,  counterclaim  or right of set-off given or allowed by the laws of any  other  state or  jurisdiction,  or  arising  out of the  enactment, modification  or  repeal  of any law,  regulation,  ordinance  or  decree of any foreign jurisdiction, shall be interposed in any action hereon.

          6.4   COUNTERPARTS.  This  Agreement  may be  executed  in two or more counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same instrument.

          6.5   TITLES AND  SUBTITLES.  The titles  and  subtitles  used in this
Agreement  are  used  for  convenience  only  and  are not to be  considered  in construing or interpreting this Agreement.

          6.6   NOTICES.  Unless  otherwise  provided,  any notice  required  or permitted  under this  Agreement  shall be given in writing  and shall be deemed effectively given upon personal delivery to the party to be notified or four (4)
days  after  deposit  with the United  States  Post  Office,  by  registered  or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature pages hereof, or at such other address as such party may designate by ten (10) days' advance  written notice to the other parties.

          6.7   ENTIRE  AGREEMENT;   AMENDMENTS  AND  WAIVERS.  This  Agreement,
including  the Schedules  and Exhibits  hereto and thereto,  and the other Basic
Documents  constitutes the full and entire  understanding  and agreement between the parties with regard to the subject hereof. Any term of this Agreement may be amended and the  observance of any term of this  Agreement may be waived (either
generally   or  in  a   particular   instance   and  either   retroactively   or
prospectively),  only with the written consent of the Company and the holders of two-thirds of the Securities then  outstanding  (on a fully diluted basis).  Any amendment  or waiver  effected  in  accordance  with this  Section  7.7 shall be binding upon each holder of the Securities and the Company.

          6.8   SEVERABILITY.  If one or more  provisions of this  Agreement are held to be unenforceable  under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement  shall be interpreted as if such provision were so excluded and shall be enforceable in accordance  with its terms.

          6.9   EXPENSES.  The Company and the  Investors  shall each bear their own expenses  incurred on their behalf with  respect to this  Agreement  and the transactions contemplated hereby.

          6.10  ATTORNEYS' FEES AND COSTS.  With respect to any dispute relating to this Agreement,  or in the event that a suit, action,  arbitration,  or other
proceeding  of  any  nature  whatsoever,   including,  without  limitation,  any
proceeding  under the U.S.  Bankruptcy  Code and  involving  issues  peculiar to federal bankruptcy law, any action seeking a declaration of rights or a suit for rescission,  is  instituted  to  interpret  or  enforce  this  Agreement  or any provision of this Agreement, except as otherwise provided herein, the prevailing party  shall be  entitled  to  recover  from the  losing  party  its  reasonable attorneys', paralegals',  accountants', and other experts' and professional fees and all other  fees,  costs,  and  expenses  actually  incurred  and  reasonably necessary in connection  therewith,  as determined by the judge or arbitrator at trial or other  proceeding,  or on any appeal or review,  in  additional  to all other amounts provided by law.

          6.11  EXCHANGES;   LOST,  STOLEN  OR  MUTILATED   CERTIFICATES.   Upon
surrender  by a  holder  of  a  Security  to  the  Company  of  any  certificate representing  a Security  purchased  or acquired  hereunder,  the Company at its expense  will  issue in  exchange  therefor,  and  deliver  to the  holder  of a
Security,  a new certificate or certificates  representing  such shares, in such denominations  as may be requested by the holder of a Security.  Upon receipt of evidence  satisfactory  to  the  Company  of the  loss,  theft,  destruction  or mutilation of any certificate  representing any a Security purchased or acquired by a holder of a  Security  hereunder,  and in case of any such  loss,  theft or destruction,  upon  delivery  of any  indemnity  agreement  satisfactory  to the
Company,  or in case of any such mutilation,  upon surrender and cancellation of such  certificate,  the  Company at its  expense  will issue and deliver to such holder a new  certificate for such Security of like tenor, in lieu of such lost, stolen or mutilated certificate.

                    [Signatures begin on the following page.]

                                       11

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 COMPANY:

                                 MARCO HI-TECH JV, LTD

                                 By: /s/ Reuben Seltzer
                                    ----------------------------------
                                    Name: Reuben Seltzer
                                    Title: President

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 SHELLY KOFFLER

                                   /s/ Shelly Koffler
                                 -----------------------------

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 SUSAN SOLOMON AUERBACH

                                   /s/ Susan Solomon Auerbach
                                 -----------------------------

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 JOHN ABERNATHY

                                  /s/ John Abernathy
                                 -----------------------------

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 ARIE GUTMAN

                                   /s/ Arie Gutman
                                 -----------------------------

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 SCOTT TARIFF

                                   /s/ Scott Tariff
                                 -----------------------------

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 MARK AUERBACH

                                   /s/ Mark Auerbach
                                 -----------------------------

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 MARTIN SIMON

                                   /s/ Martin Simon
                                 -----------------------------

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 GRQ CONSULTANTS, INC. 401K PLAN

                                 /s/ Barry Honig
                                 -----------------------------

                        [COUNTERPART SECURITIES PURCHASE
                            AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 INVESTOR:

                                 JACOB HONIG IRREVOCABLE TRUST

                                 /s/ Alan S. Honig
                                 -----------------------------